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                                                                       EXHIBIT 6

                            AGREEMENT OF JOINT FILING

         AIMCO Properties, L.P., AIMCO-GP, Inc., Apartment Investment and Management Company, Insignia Properties, L.P., AIMCO/IPT, Inc., and IPLP Acquisition I, L.L.C. agree that the Amendment No. 21 to Schedule 13D to which this agreement is attached as an exhibit, and all further amendments thereto, and all filings under Schedule TO to which this agreement is attached as an exhibit, and all further amendments thereto, shall be filed on behalf of each of them. This agreement is intended to satisfy the requirements the requirements of Rule 13d-1(f)(1)(iii) under the Securities Exchange Act of 1934, as amended.

Dated: February 8, 2001

                                        AIMCO PROPERTIES, L.P.

                                        By: AIMCO-GP, INC.
                                            (General Partner)

                                        By: /s/ Patrick J. Foye
                                            ----------------------------
                                            Executive Vice President

                                        AIMCO-GP, INC.

                                        By: /s/ Patrick J. Foye
                                            ----------------------------
                                            Executive Vice President

                                        APARTMENT INVESTMENT
                                        AND MANAGEMENT COMPANY

                                        By: /s/ Patrick J. Foye
                                            ----------------------------
                                            Executive Vice President

                                        IPLP ACQUISITION I, L.L.C.

                                        By: /s/ Patrick J. Foye
                                            ----------------------------
                                            Executive Vice President

                                        AIMCO/IPT, INC.

                                        By: /s/ Patrick J. Foye
                                            ----------------------------
                                            Executive Vice President

                                        INSIGNIA PROPERTIES, L.P.

                                        By: AIMCO/IPT, INC.
                                            (General Partner)

                                        By: /s/ Patrick J. Foye
                                            ----------------------------
                                            Executive Vice President